UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

EDDIE BAUER HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33070	42-1672352
(Commission File Number)	(I.R.S. Employer Identification No.)

10401 NE 8th STREET, SUITE 500

BELLEVUE, WA 98004

(Address of Principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 755-6544

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 18, 2009, Eddie Bauer Holdings, Inc. (the “Company”), as guarantor, entered into a Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement (the “DIP Agreement”) providing for an up to $100 million debtor-in-possession credit facility (the “DIP credit facility”) with Eddie Bauer, Inc. as borrower, the U.S. subsidiaries of Eddie Bauer, Inc., as guarantors, Bank of America, N.A., as agent and the other agents and lenders party thereto, in connection with the filing by the Company and its U.S. subsidiaries of a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and the filing by the Company’s Canadian subsidiaries of an application for relief under the Canadian Companies’ Creditors Arrangement Act (the “Canadian Case”) in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”). Also on June 18, 2009, the Bankruptcy Court granted interim approval for the Company to access the $90 million it requested of its new $100 million DIP credit facility. The DIP credit facility matures on the earlier of (i) 30 days after the issuance of an interim borrowing order by the Bankruptcy Court, unless the Bankruptcy Court has issued a final borrowing order authorizing the transactions contemplated in the DIP Agreement, (ii) the effective date of a sale of substantially all of the Company’s assets as approved by the Bankruptcy Court, (iii) January 31, 2010, (iv) the date the credit facility is terminated by the borrower or the lenders, (v) consummation of a plan of reorganization or liquidation or (vi) the date the DIP Agreement is terminated pursuant to its terms. The Company intends to use cash flow from operations and the DIP credit facility to provide working capital and financial resources necessary to allow business operations to continue as normal during the bankruptcy sale process, including meeting obligations to suppliers, employees, customers and others. In particular, the Company intends to continue its present practice of funding its Canadian subsidiaries’ cash flow requirements, and to secure such post-filing advances, the Canadian Court granted the Company a charge on the assets of the Canadian subsidiaries.

The foregoing description of the DIP Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 8.01.	Other Events

On June 18, 2009, the Company issued a press release announcing receipt of Bankruptcy Court approval of a variety of customary first day motions filed by the Company. Among other things, the Bankruptcy Court granted interim or final approval of the Company’s requests to:

•	Pay vendors under normal terms for goods and services provided on or after the petition date of June 17, 2009;

•	Pay its employees in the usual manner and to continue without disruption their primary benefits;

•	Continue the Company’s customer programs including its honoring gift cards and certificates, returns, and its loyalty programs and its credit card program.

The Bankruptcy Court also granted interim approval for the Company to access the $90 million it requested of its new $100 million DIP Credit Facility. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement dated June 18, 2009, by and among Eddie Bauer, Inc. as borrower, the Company and the U.S. subsidiaries of Eddie Bauer, Inc., as guarantors, Bank of America, N.A., as agent, and the other agents and lenders party thereto.

99.1	Press release dated June 18, 2009

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” qualifiers such as “preliminary”, and similar expressions. Forward-looking statements are not guarantees of future events, and the Company can provide no assurance that such statements will be realized. The Company can provide no assurance that events in the future will not negatively impact the Company’s available liquidity, including through debtor-in-possession lender-imposed reserves. Forward-looking statements contained in this Report are based on estimates and assumptions, which assumptions and estimates may prove to be inaccurate, and involve risks and uncertainties. Actual results may differ from those contemplated by such forward-looking statements as a result of a variety of factors, including a continued downturn in the national and global economies; unwillingness of the Company’s vendors to accept orders or supply goods on acceptable terms; changes in consumer confidence and consumer spending patterns; the Company’s inability to effectuate the proposed turnaround of Eddie Bauer as a premium quality brand and improve profitability of its retail and outlet stores, catalogs and website operations; disruptions in the supply of inventory as a result of concerns about the Company’s continued operation; risks associated with legal and regulatory matters; increased levels of merchandise returns or gift card use not estimated by management; disruption in back-end operations; and the other risks identified in our periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended, including the Company’s Annual Report on Form 10-K for the period ended January 3, 2009 and quarterly report on Form 10-Q for the period ended April 4, 2009. The information contained in this Report is as of June 18, 2009, and except as required by law, the Company undertakes no obligation to update any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDDIE BAUER HOLDINGS, INC.

Date: June 18, 2009	By	/s/ Freya R. Brier
	Name:	Freya R. Brier
	Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement dated June 18, 2009, by and among Eddie Bauer, Inc. as borrower, the Company and the U.S. subsidiaries of Eddie Bauer, Inc., as guarantors, Bank of America, N.A., as agent, and the other agents and lenders party thereto.

99.1	Press release dated June 18, 2009